Consent of Armando C. Ibarra, CPAs

                       SECURITIES AND EXCHANGE COMMISSION
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

         We have read and agree with the comments in Item 4 of the Form 8-K of Latinocare Management Corp. dated April 30, 2002.

                                          Armando C. Ibarra, CPAs


                                          /s/ Armando C. Ibarra, CPAs
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